SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    May 28, 1999
                                                    ------------

                         HomeSeekers.com, Incorporated
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             (Exact name of registrant as specified in its charter)



         Nevada                      0-23835                   87-0397464
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(State or other jurisdiction     (Commission File            (IRS Employer
      or incorporation)               Number)             Identification No.)



                 2241 Park Place, Suite E, Minden, Nevada 89423
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (775) 782-2977
                                                         --------------

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          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

                  On May 28, 1999, HomeSeekers.com, Incorporated (the "Company") acquired all of the outstanding shares of Holloway Publications, Inc., an Indiana corporation ("HPI"). HPI was founded in 1991, and is a publisher of real estate listing magazines, including "Homes and Condos", with circulation primarily in the Midwestern United States.

         Pursuant to the Plan and Agreement of Reorganization (the "Agreement") between the Company, HPI and Steven H. Holloway and Jacqueline J. Holloway (collectively, the "Shareholders"), the Company issued an aggregate of 150,872 shares of its Common Stock (the "Shares") to the Shareholders, in exchange for all of their stock of HPI. The Company has agreed to file a registration statement covering the Shares so as to permit their public resale by the Shareholders. The Shareholders were the sole owners of HPI; and HPI is now a wholly-owned subsidiary of the Company.

         In connection with the Agreement, the Company and HPI have entered into a four year employment agreement with Steven H. Holloway ("Holloway"), pursuant to which Holloway serves as the President of HPI. As consideration for his services, Holloway is entitled to receive a base salary equal to $125,000, plus an annual incentive bonus of up to $375,000, provided that HPI achieves specified thresholds of net income before taxes for the applicable year. The incentive bonus is payable in shares of the Company's Common Stock.

         The foregoing summaries of the Agreement and the Employment Agreement are qualified in their entirety by reference to the full text of such Agreements, copies of which are filed hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

a) Financial Statements of Holloway Publications, Inc. for the periods specified in Rule 3-05(b) of Regulation S-X shall be filed by amendment within 60 days of the date of this filing.

b) Pro Forma Financial Information required pursuant to Article 11 of Regulation S-X shall be filed by amendment within 60 days of the date of this filing.

c)       Exhibits.

         1) Plan and Agreement of Reorganization between HomeSeekers.com, Incorporated and Holloway Publications, Inc. and its shareholders.

         2) Employment Agreement by and between HomeSeekers.com, Incorporated and Holloway Publications, Inc. and Steven
                  H. Holloway.

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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HOMESEEKERS.COM, INCORPORATED


                                      By: /s/ Greg Johnson
                                          -------------------------------------
                                          Greg Johnson, Chief Executive Officer


Dated:   June 11, 1999


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